UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2011

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On May 2, 2011, AirTran Holdings, Inc. (the “Company”) became a wholly-owned subsidiary of Southwest Airlines Co. (“Southwest”), as a result of the merger of Guadalupe Holdings Corp. (“Merger Sub”), a wholly-owned subsidiary of Southwest, with and into the Company (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger dated as of September 26, 2010, entered into by and among the Company, Southwest and Merger Sub (the “Merger Agreement”). Following the Merger, the Company will be merged with and into AirTran Holdings, LLC, a Texas limited liability company and wholly-owned subsidiary of Southwest (“Holdings LLC”).

Item 1.01	Entry into a Material Definitive Agreement

On May 2, 2011, concurrent with the completion of the Merger, the Company and Southwest (and in the case of the 7% Notes as defined below, AirTran Airways, Inc.) entered into:

•

a First Supplemental Indenture with Wilmington Trust Company, as trustee (the “7% Notes Supplemental Indenture”), to the indenture governing the Company’s 7% Convertible Notes due 2023 (the “7% Notes”);

•

a Second Supplemental Indenture with U.S. Bank National Association, as trustee (the “5.5% Notes Supplemental Indenture”), to the indenture, as previously supplemented, governing the Company’s 5.5% Convertible Senior Notes due 2015 (the “5.5% Notes”); and

•

a Second Supplemental Indenture with U.S. Bank National Association, as trustee (the “5.25% Supplemental Indenture” and, together with the 7% Supplemental Indenture and the 5.5% Supplemental Indenture, the “Supplemental Indentures”), to the indenture, as previously supplemented, governing the Company’s 5.25% Convertible Senior Notes due 2016 (the “5.25% Notes” and, together with the 7% Notes and the 5.5% Notes, the “Company Convertible Notes”).

As a result of the Merger, shares of Company Common Stock were converted into the right to receive cash and shares of Southwest Common Stock. Pursuant to the Supplemental Indentures, each series of Company Convertible Notes is convertible into the right to receive cash and shares of Southwest Common Stock in the same ratio as if such Notes were first converted into shares of Company Common Stock prior to the Merger subject, in the case of the 5.5% Notes and the 5.25% Notes, to applicable changes in the conversion ratio during the Fundamental Make-Whole Conversion Period as further described in notices to the holders of the Company’s 5.5% Notes and the Company’s 5.25% Notes. As discussed in the notice to holders of the Company’s 7% Notes, there is no increase in the conversion rate for such Notes. The description of such notices contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the notices with respect to the 5.5% Notes and the 5.25% Notes which were filed as exhibits to the Company’s Schedule SC TO-C filed with the Securities and Exchange Commission (the “Commission”) on April 8, 2011 and a notice to the holders of the Company’s 7% Notes which was filed as an exhibit to the Company’s Schedule SC TO-C filed with the Commission on April 14, 2011. The description of the Supplemental Indentures contained herein also does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, hereto and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company has notified the New York Stock Exchange (the “NYSE”) that each outstanding share of Company Common Stock was converted in the Merger into the right to receive cash and Southwest Common Stock and requested on May 2, 2011 that the NYSE file a notification of removal from listing on Form 25 with the Commission with respect to the Company Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Company Common Stock was converted in the Merger into the right to receive $3.75 in cash and 0.321 fully paid and nonassessable shares of Southwest Common Stock with any fractional shares to be paid in cash. As of the effective time of the Merger, holders of Company Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive merger consideration).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 27, 2010 and is incorporated herein by reference.

For a description of modifications to the rights of the holders of the Company Convertible Notes, please see Item 1.01 above, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of Southwest. Southwest intends to fund the cash portion of the Merger consideration out of cash on hand. See the disclosure regarding the Merger and the Merger Agreement under the Introductory Note and Item 3.03 above for additional information.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the effective time of the Merger, each of Robert L. Fornaro, J. Veronica Biggins, Don L. Chapman, Geoffrey T. Crowley, G. Peter D’Aloia, Jere A. Drummond, John F. Fiedler, Michael P. Jackson, Lewis H. Jordan and Alexis P. Michas, who were members of the Board of Directors of the Company prior to the Merger, ceased to be directors of the Company, and Gary C. Kelly, Southwest’s Chairman of the Board, President and Chief Executive Officer, was appointed as the sole director of the Company.

Following the completion of the Merger, Robert L. Fornaro, Klaus Goersch, Arne G. Haak, Steven A. Rossum and Alfred J. Smith, III, ceased to be executive officers of the Company, and Ron Ricks, Southwest’s Executive Vice President Corporate Services and Corporate Secretary, was appointed as President, Secretary and Treasurer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the provisions of the Merger Agreement, the certificate of incorporation of the Company was amended and restated at the effective time of the Merger to be the same as the certificate of incorporation of Merger Sub as in effect immediately prior to the effective time of the Merger, which is attached hereto as Exhibit 3.1. In addition, the bylaws of the Company were amended and restated at the effective time of the Merger to be the same as the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger, which are attached hereto as Exhibit 3.2.

The disclosures contained in this Item 5.03 do not purport to be a complete description of the amended and restated certificate of incorporation and amended and restated bylaws of the Company and are qualified in their entirety by reference to the amended and restated certificate of incorporation and amended and restated bylaws of the Company, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Southwest Airlines Co., AirTran Holdings, Inc., and Guadalupe Holdings Corp., dated as of September 26, 2010 (incorporated by reference to Exhibit 2.1 to AirTran Holdings Inc.’s Current Report on Form 8-K filed on September 27, 2010).

3.1	Amended and Restated Certificate of Incorporation of AirTran Holdings, Inc.

3.2	Amended and Restated Bylaws of AirTran Holdings, Inc.

4.1	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest Airlines Co., AirTran Holdings, Inc., and U.S. Bank, National Association, as trustee, with respect to the 5.50% Convertible Senior Notes due 2015.

4.2	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest Airlines Co., AirTran Holdings, Inc., and U.S. Bank, National Association, as trustee, with respect to the 5.25% Convertible Senior Notes due 2016.

4.3	First Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, AirTran Airways and Wilmington Trust Company, as trustee, with respect to the 7.0% Convertible Notes due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIRTRAN HOLDINGS, INC.

By:	/s/ Ron Ricks
Name:	Ron Ricks
Title:	President, Secretary and Treasurer

Date: May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Southwest Airlines Co., AirTran Holdings, Inc., and Guadalupe Holdings Corp., dated as of September 26, 2010 (incorporated by reference to Exhibit 2.1 to AirTran Holdings Inc.’s Current Report on Form 8-K filed on September 27, 2010).

3.1	Amended and Restated Certificate of Incorporation of AirTran Holdings, Inc.

3.2	Amended and Restated Bylaws of AirTran Holdings, Inc.

4.1	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest Airlines Co., AirTran Holdings, Inc., and U.S. Bank, National Association, as trustee, with respect to the 5.50% Convertible Senior Notes due 2015.

4.2	Second Supplemental Indenture, dated as of May 2, 2011, among Southwest Airlines Co., AirTran Holdings, Inc., and U.S. Bank, National Association, as trustee, with respect to the 5.25% Convertible Senior Notes due 2016.

4.3	First Supplemental Indenture, dated as of May 2, 2011, among Southwest, AirTran, AirTran Airways and Wilmington Trust Company, as trustee, with respect to the 7.0% Convertible Notes due 2023.